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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (Date of earliest event reported):          DECEMBER 2, 1997



                                   EVI, INC.
               (Exact name of registrant as specified in charter)



       DELAWARE                       1-13086                         04-2515019
(State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)
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    5 POST OAK PARK, SUITE 1760,
         HOUSTON, TEXAS                                             77027-3415
(Address of Principal Executive Offices)                            (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                        Exhibit Index Appears on Page 5
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

TRICO ACQUISITION

         On December 2, 1997, EVI, Inc., a Delaware corporation (the "Company"), completed the acquisition (the "Trico Acquisition") from PACCAR Inc, a Delaware corporation ("PACCAR"), of all of the capital stock of Trico Industries, Inc., a California corporation ("Trico"), pursuant to a Stock Purchase Agreement dated as of October 9, 1997 (the "Trico Agreement"). Under the terms of the Trico
Agreement, the Company acquired Trico in exchange for $105 million in cash and the assumption of certain liabilities, subject to certain adjustments. The purchase price was determined through negotiations with PACCAR.

         Trico is a Texas-based manufacturer and distributor of sub-surface reciprocating pumps, sucker rods, accessories and hydraulic lift systems. The
Company intends to continue to operate the business of Trico and integrate
Trico's operations with those of the Company's EVI Oil Tools artificial lift and production equipment division.

BMW ACQUISITION

         On December 3, 1997, the Company completed the acquisition (the "BMW
Acquisition") of all of the outstanding shares of BMW Monarch (Lloydminster)
Ltd. ("BMW Monarch") and BMW Pump, Inc. ("BMW Pump") for an aggregate consideration of approximately $93 million in cash and the assumption of certain liabilities. The purchase price was determined through negotiations with the shareholders of BMW Monarch and BMW Pump.

         BMW Pump is a Canadian-based manufacturer of progressing cavity pumps and BMW Monarch is a Canadian supplier of progressing cavity pumps as well as other production related oilfield products. The Company intends to continue to operate the businesses of BMW Monarch and BMW Pump and integrate their operations with those of the Company's EVI Oil Tools artificial lift and production equipment division.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired.

         The financial statements of Trico, BMW Monarch and BMW Pump required, if any, for this item will be filed, if required, by the Company by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.

         (b)     Pro Forma Financial Information.

         As of the date of this report, it is impracticable for the Company to provide the pro forma financial information required, if any, pursuant to
Article 11 of Regulation S-X with respect to the Trico Acquisition or the BMW
Acquisition. Such pro forma financial information will be filed, if required, by the Company by an amendment to this report as soon as practical, but not later than 60 days after this report must be filed.

         (c)     Exhibits.

         2.1     -   Stock Purchase Agreement dated as of October 9, 1997,
                     between EVI, Inc. and PACCAR Inc (Incorporated by
                     reference to Exhibit No. 2.1 to Form 8-K, File 1-13086,
                     filed October 21, 1997).

         2.2     -   Stock Purchase Agreement dated as of October 9, 1997,
                     among certain shareholders of BMW Monarch (Lloydminster)
                     Ltd., the shareholders of BMW Pump Inc., the shareholder
                     of Makelki Holdings Ltd., the shareholder of 589979
                     Alberta Ltd., the shareholders of 600969 Alberta Ltd., the shareholders of 391862 Alberta Ltd. and EVI, Inc.
                     (Incorporated by reference to Exhibit No. 2.2 to Form 8-K,
                     File 1-13086, filed October 21, 1997).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVI, INC.




Dated: December 5, 1997                              /s/ JAMES G. KILEY
                                            ------------------------------------
                                                         James G. Kiley
                                                       Vice President and
                                                     Chief Financial Officer

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                               INDEX TO EXHIBITS



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
        Number                             Exhibit
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
          2.1           Stock Purchase Agreement dated as of October 9, 1997,
                        between EVI, Inc. and PACCAR Inc (Incorporated by
                        reference to Exhibit No. 2.1 to Form 8-K, File
                        1-13086, filed October 21, 1997).

          2.2           Stock Purchase Agreement dated as of October 9,
                        1997, among certain shareholders of BMW Monarch
                        (Lloydminster) Ltd., the shareholders of BMW Pump
                        Inc., the shareholder of Makelki Holdings Ltd., the shareholder of 589979 Alberta Ltd., the shareholders of 600969 Alberta Ltd., the shareholders of 391862
                        Alberta Ltd. and EVI, Inc. (Incorporated by reference to Exhibit No. 2.2 to Form 8-K, File 1-13086, filed October 21, 1997).

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